                                                               EXHIBIT 21.1


Name of Subsidiary                                             Jurisdiction
------------------                                             ------------

Urban Shopping Centers, L.P.                                       Illinois
  A. Brandon Convenience Center Partners, Ltd.                      Florida
  B. Brandon Land Partners, Ltd.                                    Florida
  C. Brandon Shopping Center Partners, Ltd.                         Florida
  D. CS Partners, Ltd.                                              Florida
     1.   Coral-CS/LTD Associates                                   Florida
  E. West Dade County Associates                                    Florida
  F. NWRM Limited Partnership                                      Delaware
     1.   Citrus Park Venture                                      Illinois
  G. Oak Brook Urban Venture , L.P.                                Illinois
  H. Penn Square Mall Limited Partnership                          Illinois
  I. Santa Ana Venture                                           California
  J. Sawmill Place Plaza Limited Partnership                           Ohio
     1.   Sawmill Place Plaza Associates                               Ohio
  K. Valencia Town Center Associates, L.P.                       California
  L. Water Tower Joint Venture                                     Illinois
  M. Wolfchase Galleria Limited Partnership                       Tennessee
  N. Old Orchard Urban Venture, L.P.                               Illinois
  O. Copley Place Associates, LLC                                  Delaware
  P. S.F. Shopping Centre Associates, L.P.                       California
  Q. Urban Roseville LLC                                           Delaware
  R. Urban Deer Park LLC                                           Delaware
  S. Fox Valley Mall, LLC                                          Delaware
  T. Hawthorn, L.P.                                                Illinois
  U. Hawthorn Theatre, LLC                                         Delaware
CS Partners, Ltd.                                                   Florida
  A. Coral-CS/LTD Associates                                        Florida
Sawmill Place Plaza Limited Partnership                                Ohio
  A. Sawmill Place Plaza Associates                                    Ohio
Urban Retail Properties Co.                                        Delaware
  A. Citrus Park Limited Partnership                               Delaware
  B. Urban Retail Properties Co. of Illinois                       Delaware
     1.   Citrus Park Limited Partnership                          Delaware
  C. Urban Retail Properties Co. of Iowa, Inc.                     Delaware
  D. Urban Retail Properties Co. of Ohio, Inc.                     Delaware
  E. Urban Retail International LLC                                Delaware
USC Citrus, Inc.                                                   Illinois
  A. Citrus Park Venture                                           Delaware
  B. NWRM Limited Partnership                                      Delaware
USC Brandon, Inc.                                                  Delaware
  A. Brandon Convenience Center Partners, Ltd.                      Florida
  B. Brandon Land Partners, Ltd.                                    Florida
USC MainPlace, Inc.                                                Delaware
  A. Santa Ana Venture                                           California
USC Penn Square, Inc.                                              Delaware
  A. Penn Square Mall Limited Partnership                          Illinois
USC Memphis, Inc.                                                  Delaware
  A. Wolfchase Galleria Limited Partnership                        Delaware
USC Oakbrook, Inc.                                                 Delaware
  A. Oak Brook Urban Venture, L.P.                                 Illinois
USC Richmond, Inc.                                                 Delaware
USC Subsidiary, Inc.                                               Delaware
  A. Brandon Shopping Center Partners, Ltd.                         Florida

Name of Subsidiary                                             Jurisdiction
------------------                                             ------------

USC Old Orchard, Inc.                                              Delaware
  A. Old Orchard Urban Venture, L.P.                               Illinois
Urban Roseville LLC                                                Delaware
Urban Deer Park LLC                                                Delaware
USC Fox Valley, Inc.                                               Delaware
  A. Fox Valley Mall, LLC                                          Delaware
USC Hawthorn, Inc.                                                 Delaware
  A. Hawthorn, L.P.                                                Illinois
  B. Hawthorn Theatre, LLC                                         Delaware
USC San Francisco, Inc.                                            Delaware
  A. S.F. Shopping Centre Associates, L.P.                       California